Exhibit 99.1

	Contacts:	ProFrac Holding Corp.
Lance Turner – Chief Financial Officer
investors@profrac.com
FOR IMMEDIATE RELEASE
Dennard Lascar Investor Relations
Ken Dennard / Rick Black
PFHC@dennardlascar.com

ProFrac Holding Corp. Closes on U.S. Well Services, Inc. Acquisition

ProFrac becomes the largest provider of electric frac services with 12 electric fleets

WILLOW PARK, TX – November 1, 2022 – ProFrac Holding Corp. (NASDAQ: PFHC) (“ProFrac” or the “Company”) announced today that it has closed on its acquisition of U.S. Well Services, Inc. (NASDAQ: USWS) (“USWS”) in a stock-for-stock merger transaction. As a result of this transaction, ProFrac issued an aggregate of approximately 12.9 million shares of the Company’s Class A Common Stock to holders of USWS Class A Common Stock, USWS Series A Preferred Stock, USWS Equity Linked Convertible Notes, and USWS equity awards. The equity issued, based on the ProFrac Class A Common Stock 10-day VWAP as of October 31, 2022, would be approximately $270 million. In addition, ProFrac is using cash to retire approximately $170 million of USWS debt, leaving approximately $35 million of various forms of equipment related financing outstanding.

Matt Wilks, ProFrac’s Executive Chairman, commented, “ProFrac has created a market leader in NextGen frac solutions with an expected 44 active fleets by the first quarter of 2023, including 12 electric fleets and over 13 Tier IV dual fuel fleets. This acquisition of U.S. Well Services solidifies ProFrac’s position as the industry leader in electric hydraulic fracturing, which we believe represents the future of the industry.”

Ladd Wilks, ProFrac’s Chief Executive Officer, added, “We are excited to welcome the U.S. Well Services team to the ProFrac family. We are eager to leverage our scale and capabilities along with our Clean Fleet® technology and we intend to make ProFrac THE electric fleet provider in the U.S.”

Transaction Details

At the effective time of the merger, each share of USWS Class A Common Stock was converted automatically into the right to receive 0.3366 (the “Exchange Ratio”) shares of ProFrac Class A Common Stock. Immediately prior to the effective time of the merger, each holder of USWS Series A Preferred Stock had the option of converting such stock into shares of USWS Class A Common Stock at a conversion ratio stipulated in the merger agreement, and any shares of USWS Series A Preferred Stock not so converted were automatically converted into shares of USWS Class A Common Stock at the then-effective conversion rate as calculated pursuant to USWS’ organizational documents. In addition, immediately prior to the effective time of the merger, each Equity Linked Convertible Note (as defined in the merger agreement) was automatically converted into a number of shares of USWS Class A Common Stock equal to the quotient obtained by dividing (i) the amount of outstanding aggregate principal amount, plus accrued and unpaid interest, owing thereunder through July 9, 2022, by (ii) $7.32.

Pursuant to the terms of the merger agreement, ProFrac assumed the obligations of USWS under certain of its public and private warrants, including those that traded on NASDAQ. These warrants now represent the right to receive, upon valid exercise thereof, shares of ProFrac Class A Common Stock in an amount equal to the product of (i) the number of shares of USWS Class A Common Stock subject to such warrant immediately prior to the effective time of the merger and (ii) the Exchange Ratio. The Company anticipates that the assumed public warrants will commence trading on NASDAQ on or about November 2, 2022. In addition, pursuant to a warrant purchase agreement entered into concurrently with the execution of the merger agreement, ProFrac purchased all of the outstanding USWS Term C Loan Warrants from their holders for total aggregate consideration of approximately $2.6 million, which warrants were automatically canceled and ceased to exist as of the effective time of the merger.

Advisors

Jefferies LLC and Kirkland & Ellis LLP served as exclusive financial and legal advisor, respectively, to the Special Committee of ProFrac’s Board of Directors. Brown Rudnick LLP and Lowenstein Sandler LLP served as legal advisor and merger clearance counsel, respectively, to ProFrac.

About ProFrac Holding Corp.

ProFrac Holding Corp. is a growth-oriented, vertically integrated and innovation-driven energy services company providing hydraulic fracturing, completion services and other complementary products and services to leading upstream oil and gas companies engaged in the exploration and production (“E&P”) of North American unconventional oil and natural gas resources. Founded in 2016, ProFrac was built to be the go-to service provider for E&P companies’ most demanding hydraulic fracturing needs. ProFrac is a market leader in electric pressure pumping and is focused on employing new technologies to significantly reduce “greenhouse gas” emissions and increase efficiency in what has historically been an emissions-intensive component of the unconventional E&P development process. For more information, please visit the ProFrac’s website at www.pfholdingscorp.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, the reader can identify forward-looking statements by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. Forward-looking statements relate to future events, or ProFrac’s future financial or operating performance. These forward-looking statements include, among other things, statements regarding: the expected benefits of the merger, including any resulting synergies and positive impact on earnings, competitive advantages, expanded active fleet and electric fleet portfolio, increased value, improved efficiency, cost savings including fuel cost savings, access to and rights in acquired intellectual property, emissions minimization and other expected advantages of the transaction to the combined company; the services to be offered by the combined company; the markets in which ProFrac operates; business strategies, debt levels, industry environment and growth opportunities; the projected value of operational synergies, including value expected to result from license fee savings; and expectations regarding ProFrac’s ability to finance USWS’ debt. Such forward-looking statements are based upon assumptions made by ProFrac as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the effect of the consummation of the merger on ProFrac’s business relationships, performance, and business generally; risks that the consummation of the merger disrupts current plans of ProFrac or causes difficulties in employee retention; the outcome of any legal proceedings instituted against ProFrac or USWS or any of their affiliates related to the merger agreement and the transactions contemplated thereby; the impact of the merger on the price of ProFrac’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which ProFrac operates, variations in performance across competitors, changes in laws and regulations affecting ProFrac’s business and changes in the combined company’s capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the merger, and identify and realize additional opportunities; the ability to integrate acquired assets and personnel into ProFrac’s existing business model and realize the expected value of resulting operational synergies; the ability to successfully and sustainably execute on current business strategies and plans for growth; and other risks and uncertainties set forth in the section entitled “Risk Factors” in the proxy statement/information statement/prospectus relating to the merger (File No. 333-267168) on Form S-4 that was filed with the Securities and Exchange Commission (the “SEC”) on September 22, 2022, and in ProFrac’s other filings with the SEC, which are available on the SEC’s website at www.sec.gov. The foregoing list of factors is not exhaustive. There may be additional risks that ProFrac does not presently know or that ProFrac currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved, including without limitation any expectations about ProFrac’s operational and financial performance or achievements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ProFrac assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

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